SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 14, 2003

Winmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

000-22012	41-1622691
(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100 Golden Valley, MN 55422-4837
(Address of Principal Executive Offices) (Zip Code)

(612) 520-8500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.                                       Financial Statements and Exhibits.

(c)                         Exhibits:

99.1                   Press Release dated October 14, 2003.

Items 9.                                 Regulation FD Disclosure.

On October 14, 2003, the Company announced in a press release its results of operations and financial condition for the first quarter ended September 27, 2003.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

Item 12.                                 Disclosure of Results of Operations and Financial Condition.

On October 14, 2003 the Company announced in a press release its results of operations and financial condition for the first quarter ended September 27, 2003.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINMARK CORPORATION

Date: October 14, 2003	By	/s/ Mark T. Hooley
Mark T. Hooley
Vice President and General Counsel

EXHIBIT INDEX

to

October 14, 2003   Form 8-K

Winmark Corporation

Exhibit Number	Exhibit Description

99.1	Press Release dated October 14, 2003.